Exhibit 99.2 Earnings Summary First Quarter 2019 April 25, 2019

SAFE HARBOR This document contains, and management may make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; market and technology trends; the development of new products and the success of their introductions; Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on our capital allocation strategy; the impact of the acquisitions we have made and commercial partnerships we have established; our ability to execute on our strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 11, 2019, and in our other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted Operating Income,” “Adjusted Operating Income Margin” and “Non-GAAP Earnings per Share” that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2

1Q19 HIGHLIGHTS ◦ First-quarter revenue of $391.0 million, grew 6% from prior year ◦ GAAP diluted EPS of $0.24 ◦ Non-GAAP diluted EPS of $0.50, increased 6% from prior year ◦ Acquired Digital Specialty Chemicals in March ◦ Fourth-quarter and through the end of January 2019 repurchased a total of 6.6 million shares for approximately $179 million (includes 1 million shares repurchased in 1Q19) ◦ First-quarter was a record quarter for Liquid Filtration 3

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP) 1Q19 over 1Q19 over $ in millions, except per share data 1Q19 1Q19 Guidance 4Q18 1Q18 1Q18 4Q18 Approx. at same Net Revenue $391.0 $401.6 $367.2 6.5% (2.6%) level as Q4 Gross Margin 45.4% 44.8% 47.9% Operating Expenses $129.9 $108.4 $97.5 33.2% 19.8% Operating Income $47.5 $71.3 $78.5 (39.5%) (33.4%) Operating Margin 12.1% 17.8% 21.4% Tax Rate 14.2% (35.3%) 19.0% Net Income $32.7 $80.8 $57.6 (43.2%) (59.5%) Approx. at same Earnings per diluted share $0.24 $0.57 $0.40 (40.0%) (57.9%) level as Q4 4

SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP)1 1Q19 over 1Q19 over $ in millions, except per share data 1Q19 1Q19 Guidance 4Q18 1Q18 1Q18 4Q18 Approx. at same Net Revenue $391.0 $401.6 $367.2 6.5% (2.6%) level as Q4 Adjusted Gross Margin2 46.0% 45.7% 47.9% Non-GAAP Operating Expenses3 $87.7 $90.1 $85.9 2.1% (2.7%) Adjusted Operating Income $92.2 $93.5 $90.1 2.3% (1.4%) Adjusted Operating Margin 23.6% 23.3% 24.5% Non-GAAP Tax Rate4 18.4% 21.3% 17.8% Non-GAAP Net Income5 $67.9 $66.3 $68.0 (0.1%) 2.4% Approx. at same Non-GAAP EPS $0.50 $0.47 $0.47 6.4% 6.4% level as Q4 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted gross margin excludes certain severance charges related to organizational realignment and fair value mark-up of acquired inventory. 3. Non-GAAP Operating Expenses exclude amortization expense, severance related to organizational realignment, deal costs, and integration costs. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes amortization expense, severance related to organizational realignment, deal costs, integration costs, and fair value mark-up of acquired inventory. 5

RESULTS BY SEGMENT[1]


Specialty Chemicals and Engineered Materials Segment[2]
$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
40%
30%
20%
10%
0%
1Q18 2Q18 3Q18 4Q18 1Q19
Sales
Adj. Op. margin


Microcontamination Control Segment[3]
$160
$140
$120
$100
$80
$60
$40
$20
$0
40%
30%
20%
10%
0%
1Q18 2Q18 3Q18 4Q18 1Q19
Sales
Adj. Op. margin


Advanced Materials Handling Segment[4]
$160
$140
$120
$100
$80
$60
$40
$20
$0
40%
30%
20%
10%
0%
1Q18 2Q18 3Q18 4Q18 1Q19
Sales
Adj. Op. margin

1. In 1Q19 the Company has changed its definition of segment profit to include inter-segment sales. Prior period information was recast to reflect the change. Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses.
2. Segment profit for SCEM includes a charge for fair value write-up of inventory and severance related to organizational realignment of $120K and $518K, respectively.
3. Segment profit for MC includes a charge for fair value write-up of inventory of $208K, $3,281K, $3,379K, and $2,035K for 2Q18, 3Q18, 4Q18 and 1Q19, respectively. Segment profit for MC includes severance related to organizational realignment of $724K for 1Q19
4. Segment profit for AMH for 3Q18 includes charges for loss on sale of subsidiary of $466K. Segment profit for AMH includes severance related to organizational realignment and restructuring charges of $460K and $578K for 4Q18 and 1Q19, respectively.

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Entegris

REVENUE BY GEOGRAPHY: STRONG GROWTH IN TAIWAN AND CHINA 1Q19 Revenue by Geography 1Q19 vs. 1Q18 Growth Rate Revenue = $ million Taiwan 26% Taiwan N. America 6% N. America $81.8M $91.7 South Korea -3% Japan -7% Southeast $27.0M Asia $35.1M Europe China 14% $61.1M Europe 7% $48.2M Japan Southeast Asia -4% South Korea $46.1M China -15% -5% 5% 15% 25% 35% 45% 55% 7

SUMMARY – BALANCE SHEET ITEMS $ in millions 1Q19 4Q18 1Q18 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $342.4 14.8% $482.1 20.8% $550.2 28.1% Accounts Receivable, net $232.1 10.0% $222.1 9.6% $195.3 10.0% Inventories $271.5 11.7% $268.1 11.6% $214.1 10.9% Net PP&E $442.4 19.1% $419.5 18.1% $364.3 18.6% Total Assets $2,314.0 $2,317.6 $1,961.3 Current Liabilities1 $212.8 9.2% $269.7 11.6% $266.5 13.6% Long-term debt, excluding $934.3 40.4% $934.9 40.3% $549.8 28.0% current maturities Total Liabilities $1,313.5 56.8% $1,305.6 56.3% $936.9 47.8% Total Shareholders’ Equity $1,000.5 43.2% $1,012.0 43.7% $1,024.4 52.2% AR – DSOs 54.2 50.4 48.5 Inventory Turns 3.2 3.3 3.7 1. Current Liabilities in 1Q19, 4Q18, 1Q18 includes $4 million, $4 million and $100 million of current maturities of long term debt, respectively. 8

ADJUSTED EBITDA MARGIN1 Adjusted TTM EBITDA Adjusted EBITDA and EBITDA Margin 28.1% 27.9% 28.9% 28.5% 27.7% 27.5% 27.8% 400 $109 $110 $110 $106 $109 350 $436 $439 300 80 250 200 150 40 100 50 0 0 TTM-4Q18 TTM-1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Adj. EBITDA in $M Adj. EBITDA as % of Sales Adj. EBITDA in $M Adj. EBITDA as % of Sales 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. 9

CASH FLOWS $ in millions 1Q19 4Q18 1Q18 Beginning Cash Balance $482.1 $294.9 $625.4 Cash (used in) provided by operating activities ($2.5) $91.3 $38.8 Capital expenditures ($34.5) ($34.8) ($21.0) Acquisition of business ($49.8) - ($37.7) Proceeds from long-term debt - $400.0 - Payments on long-term debt ($1.0) ($108.9) ($25.0) Payments for debt extinguishment costs - - - Repurchase and retirement of common stock ($35.3) ($143.8) ($10.0) Dividend payments ($9.5) ($9.9) ($9.9) Other investing activities $0.2 ($0.5) $0.1 Other financing activities ($7.1) ($6.0) ($13.9) Effect of exchange rates ($0.2) ($0.1) $3.3 Ending Cash Balance $342.4 $482.1 $550.2 Free Cash Flow1 ($37.0) $56.5 $17.8 Adjusted EBITDA $108.9 $110.4 $106.0 1. Free cash flow equals cash from operations less capital expenditures. 10

OUTLOOK GAAP $ in millions, except per share data 2Q19 Guidance 1Q19 Actual 2Q18 Actual Net Revenue $375 to $390 $391.0 $383.1 Operating Expenses $126 to $128 $129.9 $107.4 Net Income $137 to $144 $32.7 $54.3 Earnings (Per Diluted Share) $1.00 to $1.05 $0.24 $0.38 Non-GAAP $ in millions, except per share data 2Q19 Guidance 1Q19 Actual 2Q18 Actual Net Revenue $375 to $390 $391.0 $383.1 Non-GAAP Operating Expenses1 $89 to $91 $87.7 $89.1 Non-GAAP Net Income² $55 to $62 $67.9 $69.8 Non-GAAP EPS $0.40 to $0.45 $0.50 $0.49 1 Non-GAAP operating expenses exclude amortization and integration expenses. In 2Q19, amortization is estimated to be approximately $16.6 million and integration expenses are estimated to be approximately $20.0 million, or $0.21 per share. 2 Non-GAAP Net income also excludes the $140 million termination fee from the termination of the Merger Agreement with Versum (~$0.80 per share). 11

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved. 12

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT In thousands Three months ended March 30, 2019 March 31, 2018 December 31, 2018 Net Sales $391,047 $367,199 $401,642 Gross profit-GAAP $177,393 $175,997 $179,740 Adjustments to gross profit: Charge for fair value mark-up of acquired inventory sold 2,155 - 3,379 Severance related to organizational realignment 358 - 460 Adjusted gross profit $179,906 $175,997 $183,579 Gross margin - as a % of net sales 45.4% 47.9% 44.8 % Adjusted gross margin - as a % of net sales 46.0% 47.9% 45.7% 13

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP SEGMENT PROFIT TO ADJUSTED OPERATING INCOME

$ in thousands

	Three months ended		
Segment profit-GAAP[1]	March 30, 2019	March 31, 2018	December 31, 2018
Specialty Chemicals and Engineered Materials	$24,431	$30,912	$28,221
Microcontamination Control	47,323	40,311	46,879
Advanced Materials Handling	22,367	25,463	19,096
Total segment profit	94,121	96,695	94,196
Amortization of intangible assets	18,657	11,669	17,050
Unallocated expenses	27,973	6,553	5,838
Total operating income	$47,491	$78,473	$71,308

	Three months ended		
Adjusted segment profit	March 30, 2019	March 31, 2018	December 31, 2018
Specialty Chemicals and Engineered Materials[2]	$25,070	$30,921	$28,221
Microcontamination Control[3]	50,082	40,311	50,258
Advanced Materials Handling[4]	22,945	25,463	19,556
Total segment profit	98,097	96,695	98,035
Amortization of intangible assets[5]	-	-	-
Unallocated expenses[6]	5,917	6,553	4,550
Total adjusted operating income	$92,180	$90,142	$93,485

1. In 1Q19 the Company has changed its definition of segment profit to include inter-segment sales. Prior period information was recast to reflect the change.
2. Adjusted segment profit for Specialty Chemicals and Engineered Materials for the three months ended March 30, 2019 excludes charges for fair value mark-up of acquired inventory sold of $120 and excludes charges for severance related to organizational realignment of $519.
3. Adjusted segment profit for Microcontamination Control for the three months ended March 30, 2019 excludes charges for fair value mark-up of acquired inventory sold of $2,035 and excludes charges for severance related to organizational realignment of $724. For the three months ended December 31, 2018, adjusted segment profit excludes charges for fair value mark-up of acquired inventory sold of $3,379.
4. Adjusted segment profit for Advanced Materials Handling for the three months ended March 30, 2019 excludes charges for severance related to organizational realignment of $578. For the three months ended December 31, 2018 adjusted segment profit excludes severance related to organizational realignment of $460.
5. Adjusted amortization of intangible assets excludes amortization expense of $18,657, $11,669 and $17,050 for the three months ended March 30, 2019, March 31, 2018, and December 31, 2018 respectively.
6. Adjusted unallocated expenses for the three months ended March 30, 2019 excludes deal and integration expenses of $22,056. Adjusted unallocated expenses for the three months ended December 31, 2018, excludes integration expenses of $1,288

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Entegris

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA $ in thousands Three months ended March 30, 2019 March 31, 2018 December 31, 2018 Net sales $391,047 $367,199 $401,642 Net income $32,658 $57,562 $80,784 Adjustments to net income: Income tax expense (benefit) 5,422 13,546 (21,078) Interest expense, net 9,659 7,226 8,426 Other (income) expense, net (248) 139 3,176 GAAP - Operating income 47,491 78,473 71,308 Charge for fair value write-up of acquired inventory sold 2,155 - 3,379 Deal costs 19,136 - - Integration costs 2,920 - 1,288 Severance related to organizational realignment 1,821 - 460 Amortization of intangible assets 18,657 11,669 17,050 Adjusted operating income 92,180 90,142 93,485 Depreciation 16,721 15,897 16,880 Adjusted EBITDA $108,901 $106,039 $110,365 Adjusted operating margin 23.6% 24.5% 23.3% Adjusted EBITDA - as a % of net sales 27.8% 28.9% 27.5% 15

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO NON-GAAP EARNINGS (LOSS) PER SHARE Three months ended March 30 2019 March 31, 2018 December 31, 2018 $ in thousands, except per share data GAAP net income $32,658 $57,562 $80,784 Adjustments to net income: Severance related to organizational realignment 1,821 - 460 Charge for fair value write-up of inventory acquired 2,155 3,379 Deal costs 19,547 - - Integration costs 2,920 1,288 Amortization of intangible assets 18,657 11,669 17,050 Tax effect of adjustments to net income and discrete items1 (9,864) (2,710) (5,603) Tax effect of legal entity restructuring - - (34,478) Tax effect of Tax Cuts and Jobs Act - 1,494 1,101 Non-GAAP net income $67,894 $68,015 $66,300 Diluted earnings per common share $0.24 $0.40 $0.57 Effect of adjustments to net income $0.26 $0.07 ($0.10) Diluted non-GAAP earnings per common share $0.50 $0.47 $0.47 1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years. 16

GAAP SEGMENT TREND DATA1 $ in thousands Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Sales SCEM $ 114,435 $ 121,174 $ 124,522 $ 125,339 $ 130,743 $ 134,336 $ 131,234 $ 133,928 $ 124,470 MC 100,195 104,587 116,229 115,801 118,923 124,937 151,478 158,500 157,706 AMH 108,371 109,658 111,278 115,436 124,078 130,572 123,227 115,527 116,064 Inter-segment elimination (5,624) (6,417) (6,438) (6,014) (6,545) (6,786) (7,342) (6,313) (7,193) Total Sales $ 317,377 $ 329,002 $ 345,591 $ 350,562 $ 367,199 $ 383,059 $ 398,597 $ 401,642 $ 391,047 Segment Profit SCEM $ 22,563 $ 28,493 $ 28,981 $ 29,534 $ 30,921 $ 36,728 $ 31,210 $ 28,221 $ 24,431 MC 29,380 29,944 37,429 37,686 40,311 37,214 42,448 46,879 47,323 AMH 16,132 17,588 14,914 20,409 25,463 25,542 22,226 19,096 22,367 Total Segment Profit $ 68,075 $ 76,025 $ 81,324 $ 87,629 $ 96,695 $ 99,484 $ 95,884 $ 94,196 $ 94,121 1. In 1Q19 the Company has changed its definition of segment profit to include inter-segment sales. Prior period information was recast to reflect the change. 17

NON-GAAP SEGMENT TREND DATA[1]

$ in thousands	Q117	Q217	Q317	Q417	Q118	Q218	Q318	Q418	Q119
Sales									
SCEM	$ 114,435	$ 121,174	$ 124,522	$ 125,339	$ 130,743	$ 134,336	$ 131,234	$ 133,928	$ 124,470
MC	100,195	104,587	116,229	115,801	118,923	124,937	151,478	158,500	157,706
AMH	108,371	109,658	111,278	115,436	124,078	130,572	123,227	115,527	116,064
Inter-segment elimination	(5,624)	(6,417)	(6,438)	(6,014)	(6,545)	(6,786)	(7,342)	(6,313)	(7,193)
Total Sales	$ 317,377	$ 329,002	$ 345,591	$ 350,562	$ 367,199	$ 383,059	$ 398,597	$ 401,642	$ 391,047
Adjusted Segment Profit									
SCEM[2]	$ 22,563	$ 28,493	$ 28,995	$ 29,534	$ 30,921	$ 36,728	$ 31,210	$ 28,221	$ 25,070
MC[3]	29,380	31,387	37,625	37,686	40,311	37,422	45,729	50,258	50,082
AMH[4]	16,132	19,874	20,135	20,409	25,463	25,542	22,692	19,556	22,945
Total Adj. Segment Profit	$ 68,075	$ 79,754	$ 86,755	$ 87,629	$ 96,695	$ 99,692	$ 99,631	$ 98,035	$ 98,097
Adjusted Segment Profit Margin									
SCEM	19.7%	23.5%	23.3%	23.6%	23.7%	27.3%	23.8%	21.1%	20.1%
MC	29.3%	30.0%	32.4%	32.5%	33.9%	30.0%	30.2%	31.7%	31.8%
AMH	14.9%	18.1%	18.1%	17.7%	20.5%	19.6%	18.4%	16.9%	19.8%

1. In 1Q19 the Company has changed its definition of segment profit to include inter-segment sales. Prior period information was recast to reflect the change. Segment profit excludes amortization of intangibles and unallocated expenses.
2. Adjusted segment profit for SCEM for Q317 excludes charges for severance related to organizational realignment $14. Adjusted segment profit for SCEM for Q119 excludes fair value mark-up of inventory and severance related to organizational realignment of $120 and $519, respectively.
3. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance related to organizational realignment of $884 and $559, respectively. Adjusted segment profit for MC for Q317 and Q119 excludes charges for severance related to organizational realignment of $196 and $724, respectively. Adjusted segment profit for MC for Q218, Q318, Q418 and Q119 excludes charges for fair value mark-up of acquired inventory sold of $208, $3,281, $3,379, and $2,035 respectively.
4. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286. Adjusted segment profit for AMH for Q317 excludes charges for impairment of equipment and severance related to organizational realignment of $3,364 and $1,857, respectively. Adjusted segment profit for AMH for Q318 excludes loss on sale of subsidiary of $466. Adjusted segment profit for AMH for 4Q18 and 1Q19 excludes severance related to organizational realignment of $460 and $578, respectively..

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Entegris